May 8, 2006

Supplement to the

Quant Funds Ordinary and Institutional Shares Prospectus

Dated November 4, 2005

The following replaces the corresponding section of the prospectus. Please refer to the prospectus for the main text of the supplemented section.

The Advisors and Portfolio Management

Quant Growth and Income Fund

Advisor. SSgA Funds Management, Inc. (“SSgA FM”), One Lincoln Street, Boston, MA 02111, serves as the investment subadviser to the Growth and Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. As of December 31, 2005, SSgA FM had approximately $96 billion in assets under management for registered investment companies. SSgA FM is one of the State Street Global Advisor companies (“SSgA”), comprised of all of the investment management affiliates of State Street Corporation. SSgA FM (and its predecessor entity) has managed the Growth and Income Fund continuously since the Fund’s inception.

Portfolio Management. The Growth and Income Fund is managed by the US Active Quantitative Equity Team at SSgA FM.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Brian Shannahan, CFA	Portfolio manager since 2000

Member US Active Quantitative Equity Team since 2000 and head of team since July 2005; Principal of State Street Global Advisors and SSgA FM

Investment professional since 1993; from 1999 to 2000 at BankBoston where he was Director, Portfolio Management; since 2000 with this Advisor or an affiliate

James Johnson, CFA	Portfolio manager since 2005; lead manager from January 2006

Member US Active Quantitative Equity Team since November 2005; senior portfolio manager for the Large Cap Value, Directional Long-Short and Aggressive Equity Strategies

Investment professional since 1990; from 1994 to 2000 he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors.

Nick dePeyster, CFA	Portfolio manager since 2004; lead manager from November 2005 to January 2006

Member US Active Quantitative Equity Team since 2004; Principal of State Street Global Advisors and SSgA FM

Investment professional since 1989; from 1992 to 2004 as a portfolio manager with Morley Fund Management and Assurant

Christopher Zani	Portfolio manager since 2004

Member US Active Quantitative Equity Team since 2004; Principal of State Street Global Advisors and SSgA FM

Prior to joining SSgA, he graduated from Providence College in June 2001 and he worked for FactSet Research Systems as a quantitative specialist from June 2001 to May 2004

Michael Arone, CFA	Portfolio manager since 1999	Member US Active Quantitative Equity Team since 1999; Principal of State Street Global Advisors and SSgA FM Investment professional since 1994
Shelli Edgar	Portfolio manager since 2003	Member US Active Equity Team since 2003; Principal of State Street Global Advisors and SSgA FM. Investment professional since 1999

Quant Emerging Markets Fund

Advisor. PanAgora Asset Management, Inc. (“PanAgora”), 260 Franklin Street, Boston, MA 02110, serves as the investment subadviser to the Emerging Markets Fund. As of December 31, 2005, PanAgora had over $16.9 billion in assets under management in portfolios of institutional pension and endowment funds, among others. Putnam Investments LLC and Nippon Life Insurance Company are control persons of PanAgora. Prior to November 3, 2003, the Advisor to the Emerging Markets Fund was Independence Investments LLC (“Independence”).

Portfolio Management. The Emerging Markets Fund is managed by a team lead by David P. Nolan and Brian R. Bruce.

Portfolio manager	Portfolio manager experience in this Fund	Primary title with Advisor and investment experience
David P. Nolan, CFA	Since 2003

Portfolio Manager, Equity Investments

Investment professional since 1984; from 1999 to 2003 as a portfolio manager for the Fund at Independence Investment LLC and its predecessor company, Boston International Advisors; since 2003 with this Advisor

Brian R. Bruce	Since 2003

Chief Investment Officer, Equity

Investment professional since 1982; from 1990 to 1994 as Vice President of State Street Bank and Trust; from 1994 to 1996 as President and Chief Investment Officer of InterCoast Capital, a subsidiary of a Fortune 500 energy company; from 1996-1999 as Professor at Southern Methodist University; since 1999 with this Advisor.

Samantha R. Louis Stevens	Since 2003	Portfolio Manager, Equity Investment Investment professional since 1998; from 1999 to 2003 as Trading Officer for Independence Investment Associates; since 2003 with this Advisor
Richard T. Wilk, CFA	Since 2003	Director, Equity Investments Investment professional since 1985; since 1985 with this Advisor and its predecessor organization, the Structured Investment Products Group of The Boston Company

1021-00-0506

©2006 U.S. Boston Capital Corporation

Distributor of the Quant Funds, member NASD, SIPC

QUANT FUNDS

55 Old Bedford Road

Lincoln, MA 01773

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares, Ordinary Shares and Institutional Shares

NOVEMBER 4, 2005

(as revised March 3, 2006)

(as revised May 8, 2006)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Funds’ Ordinary Shares and Institutional Shares prospectus and its Class A Shares prospectus (Class A shares are authorized but not currently offered), each dated November 4, 2005, as supplemented or revised from time to time. This SAI incorporates by reference the Quant Funds’ Annual Report for the fiscal period ended March 31, 2005. A copy of each prospectus and the Funds’ Annual Report can be obtained free of charge by calling 1-800-326-2151, by written request to the Quant Funds at 55 Old Bedford Road, Lincoln, MA 01773 or from our website at: www.quantfunds.com.

INVESTMENT OBJECTIVES AND POLICIES

The Funds are series of the Quantitative Group of Funds, or Quant Funds, a registered, open-end, management investment company (the “Trust”). The Funds are non-diversified. The investment objectives and policies of the Funds are summarized in the text of the Prospectus following the captions BASIC INFORMATION ABOUT THE FUNDS and NON-PRINCIPAL INVESTMENT POLICIES AND RELATED RISKS. There is no assurance that the Funds’ objectives will be achieved. This SAI contains certain additional information about those objectives and policies. Capitalized terms used in this SAI but not defined herein have the same meaning as in the Prospectus.

OTHER INVESTMENT PRACTICES

CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow a Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. The Funds will invest in convertible securities primarily for their equity characteristics.

OTHER INVESTMENT COMPANIES. The Funds may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company.

Subject to the limitations on investments in other investment companies, Quant Emerging Markets Fund may invest up to 10% of its total assets in closed-end country funds whose shares are traded in the United States. Investments in closed-end funds may allow the Fund to attain exposure to a broader base of companies in certain emerging markets and to avoid foreign government restrictions that may limit direct investment in a country’s equity markets. Closed-end country funds are managed pools of securities of companies having their principal place of business in a particular foreign country. Shares of certain of these closed-end investment companies may at times only be acquired at market premiums to their net asset values.

The limitations on investments in other investment companies do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

EXCHANGE TRADED FUNDS. Subject to the limitations on investment in OTHER INVESTMENT COMPANIES as such may be modified by an exemptive order from the Securities and Exchange Commission with respect to a particular exchange traded fund (ETF), a Fund may invest in ETFs.

ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are investment companies whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS. To the extent consistent with its investment objective, each of the Funds may invest up to 5% of its total net assets (at time of purchase) in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in initial public offerings are smaller capitalization companies that present the risks of such companies described in “Principal Risks for Each Fund” in the prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in initial public offerings could represent a significant portion of a fund’s investment performance. A Fund cannot assure that investments in initial public offerings will continue to be available to the Fund or, if available, will result in positive investment performance, particularly during times when a Fund is of smaller size. In addition, as a Fund’s assets increase, the impact of investments in initial public offerings on the overall performance of the Fund is likely to decrease.

A Fund may sell stocks purchased in initial public offerings shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in initial public offerings, a Fund may continue to hold such stocks for longer-term investment if the Fund’s Advisor believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an initial public offering, each Fund may purchase newly public stocks in the secondary market if a Fund’s Advisor determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

DERIVATIVES. Each Fund may, but is not required to, engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over the counter”). Each Fund may use derivatives both for hedging and non-hedging purposes. Although each Fund’s Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and each Fund will depend on its Advisor’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Fund.

OPALS. The Emerging Markets Fund and Foreign Value Fund may each invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities. See RISK CONSIDERATIONS - FOREIGN SECURITIES in the Prospectus. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

DEPOSITORY RECEIPTS. Each Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts differ from receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since the Foreign Value and Emerging Markets Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Foreign Value and Emerging Markets Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Foreign Value and Emerging Markets Funds will generally not enter into a forward contract with a term of greater than one year. The Funds’ Custodian (as defined below) will place cash or liquid debt securities into a segregated account of the series in an amount equal to the value of the Funds’ total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The Foreign Value and Emerging Markets Funds will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Fund’s Advisor believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75% of the value of its assets, to the consummation of these contracts. The Fund’s Advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Other than as set forth above, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Fund’s Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Fund’s Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

SHORT-TERM DEBT OBLIGATIONS. The Funds may invest in Short-Term Debt Obligations for temporary defensive purposes, and each Fund may invest in Short-term Debt Obligations for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term Debt Obligations may include obligations of the U.S. government and (in the case of the Foreign Value Fund and Emerging Markets Fund) securities of foreign governments. Short-term Debt Obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks (and, in the case of the Foreign Value Fund and Emerging Markets Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc. or A-1 by Standard & Poor’s Corporation, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or Advisor, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by Standard & Poor’s. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by Standard & Poor’s. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

BOND RATINGS.

The Moody’s Investors Service, Inc. bond ratings cited above are as follows:

Aaa: Bonds that are rated “Aaa” are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or other elements may make long-term risks appear greater than those of “Aaa” securities.

The Standard & Poor’s Corporation bond ratings cited above are as follows:

AAA: “AAA” is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Funds will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Funds’ present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

SECURITIES LOANS. Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. See INVESTMENT RESTRICTIONS OF THE FUNDS. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to a Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the security involved.

OPTIONS. Each Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that each Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. Each Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. Each Fund may also write call options to partially hedge a possible stock market decline. Because each Fund’s objective is growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as each Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. Each Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that each Fund will be able to effect such transactions at any particular time or at an acceptable price. If each Fund was unable to enter into a closing purchase transaction, the principal risks to each Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of each Fund, especially during periods when market prices of the underlying securities appreciate.

SHORT SALES. No securities will be sold short if, after giving effect to any short sales, the value of all securities sold short would exceed 25% of the Fund’s net assets. The Fund will place in a segregated account with its Custodian an amount of cash or U.S. government securities equal to the difference between (i) the market value of the securities sold short at the time of sale and (ii) any cash or securities required by the broker to be deposited as margin for the short sale (excluding the proceeds of the short sale). The value of U.S. government securities and cash in the segregated account will be marked to market daily and additional deposits will be added if the value of the Fund’s short position declines. At all times, however, the deposits in the segregated account together with the amounts held by the broker as margin will not be less than the initial market value of the securities sold short. In addition, all of the Funds may sell short securities identical to ones that they own in their portfolios.

FORWARD COMMITMENTS. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund holds, and maintains until the settlement date in a segregated account with the Funds’ Custodian, cash or Short-term Debt Obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

WARRANTS. The Funds may invest in warrants purchased as units or attached to securities purchased by the series. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

ILLIQUID SECURITIES. Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Fund may have difficulty, or may even be legally precluded from, selling at any particular time. The Funds may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the Securities and Exchange Commission (the Commission”), and otherwise obtaining listing on a securities exchange or in the over the counter market.

ALTERNATIVE STRATEGIES. At times each Fund’s Advisor may judge that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. Each Fund’s Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the Fund. Although each Fund’s Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

PORTFOLIO TURNOVER. A change in securities held by a Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Fund.

The portfolio turnover rates for the Funds’ two most recently ended fiscal years were as follows:

	Fiscal Years Ended March 31,
	2004	2005
SMALL CAP FUND	67%	43%
GROWTH AND INCOME FUND	180%	160%
EMERGING MARKETS FUND	45%	53%
FOREIGN VALUE FUND	48%	10%

INVESTMENT RESTRICTIONS OF THE FUNDS

As fundamental policies, which may not be changed without “a vote of the majority of the outstanding voting securities” of a Fund (as defined below), a Fund will not take any of the following actions:

(1)

purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

(2)

purchase any security if as a result any Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

(3)

make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;

(4)

issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets. (For purposes of this restriction, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.);

(5)

purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Advisor of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(6)	buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)	act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)	make investments for the purpose of exercising control or management;

(9)	participate on a joint or joint and several basis in any trading account in securities;

(10)

write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;

(11)	invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(12)

make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan; or

(13)	invest more than 25% of the value of its total assets in any one industry.

(14)

invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.

Although certain of these policies envision a Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Funds may engage in transactions in stock index futures and related options, the Funds do not currently intend to engage in such transactions.

No more than 5% of the value of a Fund’s total assets will be invested in repurchase agreements that have maturity longer than seven (7) days. (Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable and their purchase is therefore also restricted as set forth in restriction number (2) above). In addition, a Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy (4) above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

As provided in the 1940 Act, a “vote of a majority of the outstanding voting securities” necessary to amend a fundamental policy as to any Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

The Trustees of the Trust are responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance. The majority of the Trustees are otherwise not affiliated with the Funds.

NON-INTERESTED TRUSTEES

Name, Address and (Age) (1)	Position with Fund; Length of Time Served; and Term of Office (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Robert M. Armstrong (67)	Trustee (1985 to present)	President, Alumni Career Services, Inc. (consulting firm)	4	NewPage Corporation; NewPage Holding Corporation
John M. Bulbrook (63)	Trustee (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	4	John M. Bulbrook Insurance Agency Inc.
Edward E. Burrows (73)	Trustee (1985 to present)	Independent consulting actuary - employee benefit plans.	4	None

Clinton S. Marshall (49)	Trustee (April 2003 to present)	Owner, Coastal CFO Solutions; CFO, Fore River Company; Finance Director, Northern York County Family YMCA; CFO and Board Member of Great Works Internet; CFO, Holographix; CFO, EVibe.com; CFO, HealthWatch Technologies; Vice President of Finance, Tom’s of Maine	4	None

INTERESTED TRUSTEES (4) AND OFFICERS

Name, Address and (Age) (1)	Position with Fund; Length of Time Served; and Term of Office (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Leon Okurowski (63)	Vice President, Treasurer (1985 to present)	Director and Vice President, U.S. Boston Capital Corporation	4

AB&T; Everest USB Canadian

Storage, Inc.; Quantitative Investment Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Greenville - 86, Inc.; USB-85 Restaurant Associates, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Willard L. Umphrey (64)	Trustee, President, Chairman (1985 to present)	Director, U.S. Boston Capital Corporation	4

AB&T U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Quantitative Investment Advisors, Inc.; USB Corporation; USB Greenville - 86, Inc.; USB-85 Restaurant Associates, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Elizabeth A. Watson (51)	Clerk (July 2004 to present); Chief Compliance Officer (July 2004 to December 2005)

Chief Compliance Officer of the Quantitative Group of Funds (7/2004-12//2005), President and General Counsel (since 5/2004) and Chief Compliance Officer since 7/2004, U.S. Boston Capital Corporation; Vice President and General Counsel (since 5/2004), Quantitative Investment Advisors, Inc.; Principal (2002-2004), Watson & Associates (law firm); Senior Counsel (1998-2002) and Director of Legal Product Management (1995-2002), Pioneer Investment Management USA Inc. (investment management firm)

			N/A	None

Name, Address and (Age) (1)	Position with Fund; Length of Time Served; and Term of Office (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Deborah A. Kessinger (43)	Assistant Clerk (April 2005 to present); Chief Compliance Officer (December 2005 to present)

Senior Counsel (since 9/04) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (2000-2004); Compliance Attorney, Forefield, Inc. (2001-2004)

			N/A	None

Notes:

1.	The mailing address of each of the officers and Trustees is 55 Old Bedford Road, Lincoln, Massachusetts 01773.

2.	Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

3.	The principal occupations of the officers and Trustees for the last five years have been with the employers shown above; although in some cases they have held different positions with such employers.

4.

Messrs. Umphrey and Okurowski are “interested persons” (as defined in the 1940 Act) of the Funds, the Manager or an Advisor. They have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with one or more of the following entities: the Trust, the Trust’s investment advisor, Quantitative Advisors and the Fund’s distributor, U.S. Boston Capital Corporation.

5.	Mr. Okurowski is also Vice President of the Fund’s Distributor, U.S. Boston Capital Corporation and Treasurer of the Trust’s investment advisor, Quantitative Advisors.

6.	Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004.

Mr. Caruso resigned as Trustee on December 1, 2005. Resignation was ratified by the board on December 5, 2005.

Effective April 1, 2004, the Trustees are compensated as follows: a $5,000 annual fee for all Trustees except the Audit Committee members and a $6,000 annual fee for Audit Committee members. For services rendered during the fiscal year ended March 31, 2005, the Funds paid Trustees’ fees aggregating $39,471.

The following Compensation Table provides, in tabular form, the following data:

COLUMN (1)	All Trustees who receive compensation from the Trust.
COLUMN (2)	Aggregate compensation received by a Trustee from all series of the Trust.
COLUMNS (3) AND (4)	Pension or retirement benefits accrued or proposed to be paid by the Trust. The Trust does not pay its Trustees such benefits.
COLUMN (5)

Total compensation received by a Trustee from the Trust plus Compensation received from all Funds managed by the Manager for which a Trustee serves. As there are no such Funds other than the series of the Trust, this figure is identical to column (2).

COMPENSATION TABLE

for the fiscal year ended March 31, 2005

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong, Trustee	$5,500	N/A	N/A	$5,500
John M. Bulbrook, Trustee	$4,750	N/A	N/A	$4,750
Edward E. Burrows, Trustee	$5,500	N/A	N/A	$5,500
Joseph J. Caruso, Trustee	$4,750	N/A	N/A	$4,750
Clinton S. Marshall, Trustee	$5,500	N/A	N/A	$5,500
Leon Okurowski, Trustee*	$3,500	N/A	N/A	$3,500
Willard L. Umphrey, Trustee	$4,750	N/A	N/A	$4,750
David A. Umstead, Trustee*	$3,500	N/A	N/A	$3,500

* Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004. Mr. Caruso resigned from the Board of Trustees effective December 5, 2005.

The Trust’s Agreement and Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds or that such indemnification would relieve any officer or Trustee of any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

Messrs. Umphrey and Okurowski, as officers of the Manager and the Distributor, will benefit from the management and distribution fees paid or allowed by the Funds.

At June 30, 2005, the officers and Trustees as a group owned in the aggregate 0.73% of the outstanding Ordinary Shares of the Small Cap Fund, 6.61% of the outstanding Institutional Shares of the Small Cap Fund, 0.59% of the outstanding Ordinary Shares of the Growth and Income Fund, 10.55% of the outstanding Institutional Shares of the Growth and Income Fund, 0.87% of the outstanding Ordinary Shares of the Emerging Markets Fund, 62.44% of the outstanding Institutional Shares of the Emerging Markets Fund, 0.29% of the outstanding Ordinary Shares of the Foreign Value Fund, and 7.79% of the outstanding Institutional Shares of the Foreign Value Fund. Class A shares are a new class of shares which are authorized but not offered as of the date of this SAI and no officer of Trustee owned any Class A shares.

TRUSTEE SHARE OWNERSHIP TABLE

For the Calendar Year ended December 31, 2004

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Growth and Income Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Aggregate Dollar Range of Equity Securities in Quant Fund Complex

NON-INTERESTED TRUSTEES:

Robert M. Armstrong	$10,001-$50,000	$10,001-$50,000	None	None	$50,001-$100,000
John M. Bulbrook	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Edward E. Burrows	$50,000-$100,000	None	None	None	$50,000-$100,000
Joseph J. Caruso*	$50,001-$100,000	None	None	None	$50,001-$100,000
Clinton S. Marshall	None	None	None	None	None
David A. Umstead*	None	None	None	None	None

INTERESTED TRUSTEES:

Leon Okurowski*	$50,001-$100,000	$10,001-$50,000	None	over $100,000	over $100,000
Willard L. Umphrey	$10,001-$50,000	None	$50,001-$100,000	$50,001-$100,000	over $100,000

* Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004. Mr. Caruso resigned from the Board of Trustees effective December 3, 2005.

COMMITTEE STRUCTURE

For the Fiscal Year Ended March 31, 2005

The following table outlines the standing committees of the Trustees:

Name of Committee	Functions	Members	Number of Meetings During Last Fiscal Year

Audit*	To approve independent Auditors, to review Audit results, to consider compliance matters raised by the Chief Compliance Officer and to review candidates and give recommendations of new Trustees to the full Board	Armstrong, Burrows, Marshall	3
Pricing	To discuss pricing anomalies as outlined in the Fund’s Pricing Procedures	Bulbrook, Umphrey, Burrows*	4

* Mr. Burrows joined this Committee on October 28, 2004 after Mr. Umstead resigned from the Board of Trustees effective September 30, 2004. Mr. Bulbrook joined this committee on January 2, 2006.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

AS OF JUNE 30, 2005

Each of the following persons owned 5% or more of the classes of the following Funds. Beneficial owners of 25% or more of Class are presumed to be in control of the Class for the purposes of voting on certain matters submitted to shareholders.

SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	The Max & Victoria Dreyfus Foundation, Inc. C/O Columbia Partners LLC 1775 Pennsylvania Avenue, N.W., 10th Floor Washington, DC 20006	19.47%
	The John Dickson Home C/O Columbia Partners LLC 1775 Pennsylvania Avenue, N.W., 10th Floor Washington, DC 20006	10.95%
	USB Corporation (Employee Incentive Savings Plan) 55 Old Bedford Road Lincoln, MA 01773	10.72%

Millwrights & Machinery Erectors Local 1545, Pension Plan c/o Columbia Partners, LLC 1775 Pennsylvania Avenue, 10th Floor Washington, D.C. 20006	9.11%
NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	7.63%
Temple Preservation Foundation 1733 16th Street, N.W. Washington, D.C. 20009	6.74%
The Henry & Annie Hurt Home for the Blind c/o Columbia Partners, LLC 1775 Pennsylvania Avenue, N.W., 10th Floor Washington, DC 20006	5.03%

GROWTH AND INCOME FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	USB Corporation 55 Old Bedford Road Lincoln, MA 01773	67.16%
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	5.04%

EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	36.12%*
EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	USB Corporation 55 Old Bedford Road Lincoln, MA 01773	36.16%*
	USB Corporation (Employee Incentive Savings Plan) 55 Old Bedford Road Lincoln, MA 01773	30.99%
	Mr. Willard L. Umphrey -SEP IRA 10 Florio Drive Concord, MA 01742	13.39%
	Mr. Willard L. Umphrey -IRA Rollover 10 Florio Drive Concord, MA 01742	5.53%
		*Total percentage includes various personal accounts.

FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	53.85%*
% OF OUTSTANDING INSTITUTIONAL SHARES
	Northern Trust Co., Custodian for Oklahoma State University Foundation 801 South Canal Street Chicago, IL 60607	29.00%
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	16.89%*
*Total percentage includes various personal accounts.

THE MANAGER AND MANAGEMENT CONTRACT

Information on the Board of Trustees’ approval of the existing Management Contract will be contained in the Funds’ semi-annual report to be dated September 30, 2005. In addition, a detailed discussion of the Board of Trustees’ consideration of the advisory and/or subadvisory agreements approved in April 2004 is provided below.

Each Fund employs a quantitative investment approach to selecting investments among other considerations. Each approach generally is developed as a result of research conducted by a team of individuals. The same investment strategy used to manage a particular Fund also may be used to manage separate institutional accounts maintained at the Manager or Advisor.

The Manager is an affiliate of U.S. Boston Capital Corporation, the Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Funds, Leon Okurowski, Treasurer of the Funds, individually and jointly with their spouses, together own 100% of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage the Funds itself or, subject to the approval by the Trustees, select subadvisors (the “Advisors”) to manage certain of the Funds. In the latter case, the Manager monitors the Advisors’ investment program and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes and the Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds’ business, and provides general management and administrative services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios and for the provision of services by third parties such as the Funds’ Custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Fund expenses are allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. The Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Trustees. The Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Funds have received an exemptive order from the Commission that permits the Manager, subject to certain conditions, to enter into or amend an agreement with an Advisor (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, the Funds pay the Manager a monthly fee at the annual rate of: 1.00% of the average daily net asset value of the Small Cap Fund and the Foreign Value Fund; 0.80% of the average daily net asset value of the Emerging Markets Fund; and 0.75% of the average daily net asset value of the Growth and Income Fund. On or about November 1, 2005, the management fee for Emerging Markets Fund will increase to 1.00% of the average daily net assets of this Fund.

The Manager received fees for services rendered for the three most recently ended fiscal years as follows:

	Fiscal Years Ended March 31,
Quant Fund	2003 [1]	2004 [1]	2005 [1]
Small Cap	$549,246	$643,292	$811,398
Mid Cap	$108,671	$100,999	$67,665 [3]
Growth and Income	$324,274	$317,024	$331,479
Emerging Markets	$93,753	$193,225	$364,824
Foreign Value	$319,840	$738,584 [2]	$1,348,663

1 It was not necessary for the Manager to rebate any such fees to comply with its contractual undertaking to assume certain expenses of the Small Cap Fund and the Growth and Income Fund, in excess of 2.00% of such Fund’s average net assets, respectively, of such Funds’ average net assets.

2 In the absence of adjustments made in connection with the merger of State Street Research International Equity Fund into Foreign Value Fund, this amount would have been $747,718,

3 Quant Mid Cap Fund was terminated as of December 31, 2004, Prior to Mid Cap Fund’s termination, as compensation for services rendered, the Fund paid the Manager a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. This amount is for services rendered to the Mid Cap Fund during the period from April 1 through December 31, 2004.

ADVISORY CONTRACTS

Information on the Board of Trustees’ approval of the existing Advisory Contracts will be contained in the Funds’ semi-annual report to be dated September 30, 2005. In addition, a detailed discussion of the Board of Trustees’ consideration of the advisory and/or subadvisory agreements approved in April 2004 is provided below.

Pursuant to an Advisory Contract with the Manager, the Advisor to a Fund furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by such Advisor and may perform certain limited, related administrative functions in connection therewith.

Each Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Advisor, the Manager or the Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of each Fund to which it relates. Each Advisory Contract may be terminated without penalty with respect to any Fund by vote of the Trustees or the shareholders of that Fund, or by the Manager on not less than 30 nor more than 60 days’ written notice or by the particular Advisor on not less than 30 nor more than 60 days’, or no less than 150 days’ written notice, depending on the Fund. Each Advisory Contract may be amended with respect to any Fund without a vote of the shareholders of that Fund. Each Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Funds and the Manager terminates generally or terminates with respect to that particular Fund.

Each Advisory Contract provides that the Advisor shall not be subject to any liability to the Funds or to the Manager or to any shareholder of the Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Advisor.

For services rendered, the Manager pays to the Advisor of a fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap Fund - 0.50% of average daily total net assets; Growth and Income Fund - 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; Foreign Value Fund - (i) 0.35% of the aggregate average daily net asset value of the Fund for assets in the Fund up to $35 million (ii) 0.40% of the aggregate average daily net asset value of the Fund for assets in the Fund over $35 million and up to $200 million and (iii) 0.50% of the aggregate average daily net asset value of the Fund for assets over $200 million; and Emerging Markets Fund - 0.40% of average daily total net assets.

For services rendered for the three most recently ended fiscal years, the applicable Advisor received fees of, as follows:

	Fiscal Years Ended March 31,
Quant Fund	2003	2004	2005
Small Cap [2]	$274,623	$321,645	$405,699
Mid Cap [2]	$43,468	$40,399	$27,066
Growth and Income	$144,709	$141,809	$147,592

Emerging Markets	$46,877	$96,612	$182,412
Foreign Value	$111,944	$212,396	$523,554

1 Mid Cap Fund was terminated as of December 31, 2004. Prior to Mid Cap Fund’s termination, as compensation for services rendered, the Manager paid to the Advisor (Columbia, as defined below) a fee of 0.40% of average daily total net assets of the Fund This amount is for services rendered to the Mid Cap Fund during the period from April 1 through December 31, 2004.

2 Effective March 26, 2004, Columbia Partners, LLC., Management Inc. (“Columbia”), the subadvisor to the Small Cap and Mid Cap Funds, had a change of ownership levels in the entities and other shareholders that own Columbia that resulted in a change of control of Columbia. While this change did not have a material impact on how the Small Cap Fund was managed, it may be deemed to have resulted in an assignment of the advisory contract for the Fund. The Fund received notification of this change shortly before a meeting of the Trustees held on September 30, 2004. After due consideration, the Trustees approved a new substantially similar contract on September 30, 2004. In connection with the approval of the new contract, the Board of Trustees required Columbia to return to the Fund its profits for the period from March 26, 2004 through September 30, 2004 and to pay expenses incurred in connection with the resolution of this matter. In total Columbia paid $ 26,910 to the Small Cap Fund and $2,837 to Mid Cap Fund.

ADVISORS

Quant Small Cap Fund

Columbia Partners, LLC, Investment Management, 1775 Pennsylvania Ave., NW, Washington, DC 20006 (“Columbia “) serves as Advisor to the Small Cap Fund. As of June 30, 2005, the firm had approximately $2,2 billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.

Quant Growth and Income Fund

SSgA Funds Management, Inc. (“SSgA FM”), One Lincoln Street, Boston, MA 02111, serves as Advisor to the Growth and Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. As of June 30, 2005, SSgA FM had over $137.3 billion in assets under management for registered investment companies. SSgA FM is one of the State Street Global Advisor companies (“SSgA”), comprised of all of the investment management affiliates of State Street Corporation. SSgA FM (and its predecessor entity) has managed the Growth and Income Fund continuously since the Fund’s inception. Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA FM and are therefore considered control persons.

Quant Emerging Markets Fund

PanAgora Asset Management, Inc, 260 Franklin Street, Boston, MA 02110 (“PanAgora”) serves as Advisor to the Emerging Markets Fund. As of June 30, 2005, the firm had over $16.8 billion in assets under management in portfolios of institutional pension and endowment funds, among others. Putnam Investments LLC, an investment advisor which is a wholly owned subsidiary of the Marsh & McLennan Companies, Inc., is a majority owner and thus a control person of PanAgora.

Quant Foreign Value Fund

Polaris Capital Management, Inc. (“Polaris”), 125 Summer Street, Boston, MA 02110 (“Polaris”) serves as Advisor to the Foreign Value Fund. As of June 30, 2005, the firm had over $700 million under management for institutional clients and wealthy individuals. Bernard R. Horn, Jr. is the owner of 100% of the outstanding shares of Polaris and is thus a control person of Polaris.

PORTFOLIO MANAGERS

The portfolio managers for each Fund are listed below.

In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Quant Fund for which he or she serves as portfolio manager. The following tables show, as of the Funds’ most recent fiscal year end March 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Quant Small Cap Fund

Portfolio Manager: Robert A. von Pentz (Columbia)	Category	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$90 million	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	133	$876 million	0	N/A
Portfolio Manager: Rhys Williams (Columbia)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$90 million	0	N/A
	Other Pooled Investment Vehicles	1	$116 million	1	$116 million
	Other Accounts	65	$604 million	2*	$35 million *
*	Includes one account which was closed on March 31, 2005.

Quant Growth and Income Fund (as of March 31, 2006)

Portfolio Manager: Brian Shannahan (SSgA):	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	8	$1.4 billion	0	N/A
	Other Pooled Investment Vehicles	12	$1.9 billion	0	N/A
	Other Accounts	30	$3.0 billion	0	N/A
Portfolio Manager: James Johnson (SSgA):	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	8	$1.4 billion	0	N/A
	Other Pooled Investment Vehicles	12	$1.9 billion	0	N/A
	Other Accounts	30	$3.0 billion	0	N/A
Portfolio Manager: Nick DePeyster (SSgA):	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	8	$1.4 billion	0	N/A
	Other Pooled Investment Vehicles	12	$1.9 billion	0	N/A
	Other Accounts	30	$3.0 billion	0	N/A
Portfolio Manager: Michael Arone (SSgA):	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	8	$1.4 billion	0	N/A

	Other Pooled Investment Vehicles	12	$1.9 billion	0	N/A
	Other Accounts	30	$3.0 billion	0	N/A
Portfolio Manager: Christopher Zani (SSgA):	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	8	$1.4 billion	0	N/A
	Other Pooled Investment Vehicles	12	$1.9 billion	0	N/A
	Other Accounts	30	$3.0 billion	0	N/A
Portfolio Manager: Shelli Edgar (SSgA):	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	8	$1.4 billion	0	N/A
	Other Pooled Investment Vehicles	12	$1.9 billion	0	N/A
	Other Accounts	30	$3.0 billion	0	N/A

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies. The total number of accounts and assets has been allocated to each respective manager, therefore, some accounts and assets have been counted more than once.

Quant Emerging Markets Fund (as of March 31, 2006)

Portfolio Manager: David P. Nolan (PanAgora)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$146 million	0	N/A
	Other Pooled Investment Vehicles	4	$453 million	0	N/A
	Other Accounts	0	N/A	0	N/A
Portfolio Manager: Brian R. Bruce (PanAgora)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	2	$210 million	0	N/A
	Other Pooled Investment Vehicles	43	$9,494 million	0	$1,058 million
	Other Accounts	0	N/A	0	N/A
Portfolio Manager: Richard T. Wilk (PanAgora)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	2	$210 million	0	N/A
	Other Pooled Investment Vehicles	28	$5,742 million	0	N/A
	Other Accounts	0	N/A	0	N/A

Portfolio Manager: Samantha R. Louis (PanAgora)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$146 million	0	N/A
	Other Pooled Investment Vehicles	4	$453 million	0	N/A
	Other Accounts	0	N/A	0	N/A

Quant Foreign Value Fund

Portfolio Manager: Bernard R. Horn, Jr. (Polaris)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$195 million	0	N/A
	Other Pooled Investment Vehicles	2	$91 million	0	N/A
	Other Accounts	13	$88 million	0	N/A

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year most recently ended.

Quant Fund and Portfolio Manager	Dollar Range of Equity Securities Owned

Small Cap	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Robert A. von Pentz	None
Rhys Williams	None

Growth and Income	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
All Portfolio Managers on Team (SSgA)	None

Emerging Markets	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
David P. Nolan (PanAgora)	None
Samantha R Louis (PanAgora)	None

Foreign Value	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Bernard R. Horn, Jr. (Polaris)					X

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Columbia Compensation Structure and Method Used to Determine Compensation: The portfolio managers are compensated with a base salary, bonus, and dividends from their ownership of Columbia. The base salary is fixed. The bonus is based on a formula which takes into account the revenues generated by each product category (based upon a fixed percentage of any applicable management fees received) and by the relative performance vs. comparable peer group managers as reported by SPARS (by FACTSET). Mr. Williams manages certain hedged assets, including the Victor Equity Fund, all of which are eligible for performance fees as well as management fees, from which he receives a fixed percentage of any fees paid to Columbia. In addition, both receive income distributions based on a fixed formula of the profitability of Columbia in proportion to their ownership. Overall compensation is structured to reward employees for their individual and company accomplishments based on investment performance, effectiveness, and client satisfaction.

SSgA Compensation Structure and Method Used to Determine Compensation: The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

PanAgora Compensation Structure and Method Used to Determine Compensation: Portfolio managers at PanAgora Asset Management, Inc. for Emerging Markets Fund receive a fixed base salary. Discretionary bonuses are based on total firm performance as well as individual employee objectives which may include investment performance as measured against the performance of the S&P 500 Index, the Russell 2000 Index, the MSCI EM Index and the MSCI EAFE and each portfolio manager’s role in raising or retaining assets. PanAgora Asset Management, Inc. may consider sharing a portion of a performance fee, if applicable received with the management team.

Polaris Compensation Structure and Method Used to Determine Compensation: All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the size of assets under management. At the senior level, bonus ranges from 0% to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75% of base. At the junior level the bonus currently represents 0 – 50% of base. Overall compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.

BOARD APPROVAL OF THE EXISTING MANAGER AND ADVISORY CONTRACTS

The Board of Trustees, including at least a majority of the Non-Interested Trustees, is required under the 1940 Act to approve the Management and Advisory contracts on an annual basis. In this regard, the Management and Advisory contracts of the Funds are reviewed each year by the Board of Trustees to determine whether the contracts should be renewed for an additional one-year period. Renewal of the contracts requires the majority vote of the Board of Trustees, including a majority of the non-Interested Trustees. The Board of Trustees includes a majority of Non-Interested Trustees. The Management and Advisory contracts were last approved by the Board of Trustees at a meeting on April 27, 2004 in accordance with the requirements of the 1940 Act. Each of the Trustees attended this meeting in person and received detailed materials in advance of the meeting as described below.

The Board of Trustees, including the Non-Interested Trustees, considers matters bearing on each Fund’s Management and Advisory contracts at most of its meetings throughout the year - and not just at the meeting specifically called for this purpose. Both at the April 27, 2004 meeting and over the course of the Trust’s prior fiscal year, the Trustees met with the relevant investment advisory and other personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under the Management and Advisory Contracts. The Trustees evaluated the level of skill required to manage the Funds, and concluded that the human resources devoted by the Manager and each Advisor were appropriate to fulfill effectively their respective duties under the Management and Advisor Contracts. The Trustees also considered the business reputation of the Manager and each Advisor, their financial resources and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements. Over the course of the Trust’s last fiscal year, the Board of Trustees also received detailed presentations from investment and other relevant personnel of each Advisor. Such personnel commented on the applicable Funds’ investment performance, as well as various issues relating to their firms. During these presentations, the Trustees actively questioned such personnel in regard to a wide variety of investment matters, as well as issues relating to the overall operations and business of each Advisor, including issues relating to execution, brokerage and compliance practices.

While the full Board of Trustees or the Non-Interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Non-Interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Non-Interested Trustees. Such legal counsel was present at all times during the April 27, 2004 meeting and advised the Trustees through detailed memoranda included in the board materials, as well as orally, concerning their duties and responsibilities in connection with the renewal of the Management and Advisor contracts. During the April 27, 2004 meeting, the Non-Interested Trustees conducted an extensive executive session during which the renewal of the contracts and the considerations described below were discussed in detail outside of the presence of the other Trustees or any management representatives.

In general, in connection with their meetings, the Trustees receive materials specifically relating to the existing Management and Advisory contracts. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Non-Interested Trustees, also considers periodically other material facts such as (1) the Manager’s and/or Advisor’s results and financial condition, (2) each Fund’s investment objective and strategies and the size, education and experience of the Manager’s and Advisors’ investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds’ shares, (4) the procedures employed to determine the value of the Funds’ assets, (5) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Manager or Advisors and the use of “soft” commission dollars to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the Manager and/or Advisors. In addition, the Board of Trustees receives information concerning the investment philosophies and investment processes applied by the Manager and the Advisors in managing the Funds, as disclosed in the Prospectus.

As indicated above, the Board of Trustees most recently approved the renewal of the Management and Advisory contracts at their meeting held on April 27, 2004. In considering the Management and Advisory contracts, the Board of Trustees, including the Non-Interested Trustees, did not identify any single factor as determinative. Moreover, the Trustees deliberated at greater length concerning certain factors for some Funds than for others. Matters considered by the Board of Trustees, including the Non-Interested Trustees, in connection with its approval of the Management and Advisory contracts included the following:

•	the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

•

that the investment process, research capabilities and philosophies of the Manager and the Advisors were well suited to the respective Funds, given the Funds’ respective investment objectives and policies, tax and reporting requirements, and related shareholder services.

•	whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Manager, Advisors and affiliated companies, under the existing Management and Advisory contracts and under separate contracts covering transfer agency functions and administrative services.

•

each Fund’s management fee rates and total expense ratio and expense ratio in comparison to fees and expense ratios of a peer group of funds determined to be appropriate for each Fund. They also considered the contractual expense limitations and the financial impact on the Manager and Advisors relating to such limitations and the amount and nature of fees paid by shareholders. The information on Management and Advisory fees and expense ratios included both information compiled by the Advisor and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called “fallout benefits” to the Manager or Advisors, such as the engagement of affiliates of the Manager or Advisors to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Manager or Advisors by reason of brokerage commissions generated by the Fund’s securities transactions. In evaluating each Fund’s Management and Advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

•

information relating to the investment performance of the Funds relative to their respective performance benchmark(s), and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), performance under different market conditions and during different phases of a market cycle, the volatility of each Fund’s returns, as well as other factors identified by the Manager or the Advisors as contributing to performance. This performance information included both information compiled by the Advisor and by an independent data service.

•	that the standard of care applicable to the Manager and Advisors under the respective contracts was comparable to that found in most mutual fund investment advisory agreements.

•

the procedures of the Manager and each Advisor designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including the codes of ethics of the Manager and each Advisor (regulating the personal trading of its officers and employees).

•

the level of the Manager’s profits in respect of the management of the Funds. They considered the profits realized by the Manager and Advisors in connection with the operation of each Fund. In this regard, the Trustees noted that such profitability was not inconsistent with levels of profitability that had been determined by the courts not to be “excessive.”

•

whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the Non-Interested Trustees, concluded that any potential economies of scale are being shared between Fund shareholders and the Manager and Advisors in an appropriate manner.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Non-Interested Trustees, concluded for each Fund analyzed separately that the existing advisory fee structures are fair and reasonable, and that the scope and quality of the services provided by the Manager and the applicable Advisor, as well as the investment performance of the Fund, was sufficient, in light of market conditions, performance attribution, the resources dedicated by the Manager and each Advisor and their integrity, their personnel and systems, and their respective financial resources, to merit re-approval of the Manager and each Advisor contract for another year. Accordingly, the Trustees, including the Non-Interested Trustees, voted unanimously to continue the existing Manager and Advisory contracts through April 2005. Information on the Board of Trustees’ April 2005 approval of the existing Advisory Contracts will be contained in the Funds’ semi-annual report to be dated September 30, 2005.

DISTRIBUTOR AND DISTRIBUTION PLAN

Class A shares are authorized but not offered as of the date of this SAI.

Distributor. U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor is an affiliated person of the Funds’ Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Funds’ shares pursuant to a written agreement dated April 17, 1985 (“Distribution Agreement”), as amended from time to time. Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement calls for the Distributor to use its best efforts to secure purchasers for shares of the Funds.

Distribution Plan. To permit the Funds to pay a monthly fee to the Distributor, the Funds have adopted a distribution plan (the “Plan”) on behalf of their Ordinary Shares and Class A shares pursuant to Rule 12b-1 under the 1940 Act. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Each Quant Fund pays the Distributor a monthly fee at the annual rate set forth in the table below of its respective Ordinary Shares and Class A shares held in shareholder accounts opened during the period the Plan is in effect, as determined at the close of each business day during the month.

	Annual 12b-1 Fee Rate as a Percent of Average Daily Net Assets Attributable to the Class
Quant Fund	Ordinary Shares	Class A Shares
Small Cap	0.50%	0.25%
Growth and Income	0.50%	0.25%
Emerging Markets	0.50% [1]	0.25%
Foreign Value	0.25%	0.25%

1 The annual 12b-1 fee rate for the Ordinary Shares of Emerging Markets is being voluntarily reduced to 0.25% by the Distributor for the period from November 1, 2005 through March 31, 2007. This voluntary reduction is subject to periodic review and there is no guarantee that the Distributor will continue the reduction.

For the fiscal year ended March 31, 2005, the Funds’ paid to the Distributor fees pursuant to the Plan as follows:

Quant Fund [1]	Ordinary Shares	Class A Shares [2]
Small Cap	$364,081	N/A
Growth and Income	$217,167	N/A
Emerging Markets	$223,060	N/A
Foreign Value	$298,990	N/A

1 Quant Mid Cap Fund was terminated as of December 31, 2005. Prior to its termination, the Fund paid the Distributor a monthly fee at the annual rate of 0.25% of the average net asset value of its Ordinary Shares. For the period from April 1 through December 31, 2004, the Fund paid to the Distributor fees pursuant to the Plan of $14,520.

2 Class A shares are authorized but not offered as of the date of this SAI.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the plan must be in writing. Continuance of the Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The Plan may be terminated as to a Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Funds review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The Plans also terminate automatically upon assignment.

Class A Shares - Commissions. The Distributor receives commission revenues from sales of the Funds’ Class A shares consisting of that portion of the Class A sales charge remaining after the allowances by the Distributor to investment dealers. Because Class A shares are a new class as of the date of this SAI no commission revenues have been re-allowed or received from the sale of Class A shares.

Ordinary Shares - Deferred Sales Charges. The Distributor also receives the deferred sales charges withheld from redemption proceeds, see HOW TO REDEEM, and may benefit from its temporary holding of investors’ funds in connection with certain purchases and redemptions of shares of the Funds.

Additional Payments. Additional payments to intermediaries, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. The term “intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with the Manager or Distributor or their affiliates. An intermediary may receive payments from various sources such as from deferred sales charges when you redeem Fund shares, Rule 12b-1 fees or administrative fees payable by the Funds, or from the Manager or Distributor out of their own assets. The Manager and Distributor anticipate that, in the future, payments will be made to many intermediaries, including brokers and dealers and other intermediaries, and that these payments may become significant.

Additional payments will be made by the Manager, the Distributor or their affiliates out of their own assets and not out of the assets of the Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of a Fund as set forth in the “Fees and Expenses” table in the Prospectus. The Funds, the Manager and the Advisors do not consider an intermediary’s sales of Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

Marketing and Intermediary Support Payments

In addition to payments made by the Funds to the Distributor under the Plan, to support distribution and servicing efforts, the Funds’ Manager may make payments to the Funds’ Distributor out of its own assets (and not the Funds’).

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (1) 0.30% of the average net asset value of Institutional Shares of each Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, (2) 0.25% of the average net asset value of Ordinary Shares of the Foreign Value Fund held by shareholder accounts for which certain such employee sales agents of the Distributor are named as broker-of-record and (3) commencing on November 1, 2005, 0.25% of the average net asset value of Ordinary Shares of the Emerging Markets Fund held by shareholder accounts for which certain such employee sales agents of the Distributor are named as broker-of-record.

The Manager may also pay additional amounts to the Distributor to help defray the expenses of the Distributor. The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Funds. In this regard, the Manager has established arrangements for the Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40% under certain current arrangements) in the subject Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the Plan, to the extent applicable to a class of the Fund, and any remainder is paid by the Manager out of its own assets (and not the Funds’).

In addition, the Distributor or its affiliates, out of their own assets (and not the Funds’), may compensate intermediaries that wholesale, distribute and/or provide services to investors in the Funds or, at the direction of a retirement plan’s named fiduciary or administrator, may make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, among others, the level or type of services provided by the intermediary, the expected level of assets or sales of Fund shares and access to an intermediary’s personnel.

Other Incentives. Distributor may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the Funds. Such cash or other incentives may take the form of payment for attendance at pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and pre-approved sales campaigns or dealer-sponsored events. Distributor may also elect to make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Distributor will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

CUSTODIAN

State Street - Kansas City (“Custodian”) is the custodian of each Fund’s securities and cash. The Custodian’s responsibilities include safekeeping and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Funds. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at 801 Pennsylvania Ave., Kansas City, MO 64105.

TRANSFER AGENT

Quantitative Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each of the Funds. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. For its services, the Transfer Agent received a base fee of 0.16% of average total net asset value of each class of shares of the Funds. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services (up to 0.25% under certain current arrangements).

For example, Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for each Fund. The independent registered public accounting firm conducts an annual audit of the Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for a Fund and for other investment advisory clients of the Manager or that Fund’s Advisor or its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Advisor, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisors and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Advisors place the Funds’ portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisors or the Manager in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in advising the Funds. The fees paid to the Advisors by the Manager or paid to the Manager by the Funds are not reduced because the Advisors or the Manager receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Advisory Contracts, the Manager or Advisors may cause the Funds to pay a broker-dealer which provides “brokerage and research services” (as defined in that Act) to the Manager or Advisors an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Advisors’ authority to cause the Funds to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Advisors may use broker-dealers who sell shares of the Funds to execute portfolio transactions for the Funds.

Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Fund.

Brokerage commissions paid by the Funds on portfolio transactions for the three most recently ended fiscal years as follows:

	Fiscal Year Ended March 31,
Fund	2003	2004	2005
Small Cap Fund	$213,398	$199,946	$152,186
Growth and Income Fund [1]	45,272	174,647	219,197
Emerging Markets Fund	91,304	62,116	75,571
Foreign Value Fund [2]	22,441	260,585	272,425

1 The variance in brokerage commissions paid in 2005 versus 2003 is a result of changes in the Fund’s quantitative model which increased active risk targets to 6%-7% and which is expected to result in on-going turnover rates in the 75%-150% range, and

2 The variance in brokerage commissions paid in 2005 versus 2003 is a result of increasing assets flows into the Fund.

None of such commissions was paid to a broker who was an affiliated person of the Funds or an affiliated person of such a person or, to the knowledge of the Funds, to a broker an affiliated person of which was an affiliated person of the Fund, the Manager or any Advisor.

Disclosure of Portfolio Holdings

The Funds’ Board of Trustees has adopted, on behalf of the Funds’, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

The Manager will make a Fund’s full portfolio holdings information available to the public on a quarterly basis with an appropriate delay based upon the nature of the information disclosed, generally between three (3) business days and thirty (30) calendar days. Normally, the Manager will post each Fund’s full portfolio holdings approximately thirty (30) days after the end of each quarter on the Funds’ website at www.quantfunds.com. Such postings will remain available until the information is filed with the SEC as described below. Such publicly disclosed information may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

In addition, the Manager generally makes publicly available certain information other than a Fund’s portfolio holdings. For example, the Manager makes information regarding the Funds’ top ten holdings (including the percentage of the Funds’ assets represented by each security), the percentage breakdown of the Funds’ investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) no earlier than three (3) business days after the end of each month.

Each Fund will disclose portfolio holdings as required by applicable law or as requested by governmental authorities. For example, each Fund will disclose its portfolio holdings quarterly on forms that must be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending March 31 will be filed as part of the annual report on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending June 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending September 30 will be filed as part of the annual report on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending December 31 will be filed on Form N-Q. The Funds’ Forms N-CSR and N-Q will be available on the SEC’s web site at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR web site or otherwise) before the disclosure of the information on the Funds’ web site would normally occur, that Fund may post such information to its web site.

The Manager may provide a Fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public (“Confidential Portfolio Information”), provided that certain conditions are met. Such disclosures may be authorized by any member of the legal department. The entities to which such disclosure of Confidential Portfolio Information may be made as of the date of this Statement of Additional Information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the Funds for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the Funds’ shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. As of the date of this Statement of Additional Information, the Manager has not provided the Funds’ Confidential Portfolio Information to any entity prior to the date such information was made public.

The Funds’ portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Manager, the Advisors, the Distributor, the Funds’ custodian and fund accountant (State Street Kansas City), the Funds’ counsel (Kirkpatrick & Lockhart Nicholson Graham LLP) and the Funds’ independent registered public accounting firm (PricewaterhouseCoopers LLP). Such service providers may be provided with portfolio holdings information on an as needed basis with no delay. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of the Manager, the Fund, or any other service provider receives any compensation or other consideration from any arrangement pertaining to the release of a Fund’s portfolio holdings information.

If a service provider is not subject to duties of confidentiality arising under law or contract as provided in the preceding paragraph, the service provider will be subject to a written confidentiality agreement that prohibits any trading upon the

Confidential Portfolio Information. The Funds currently do not have ongoing arrangements to make Confidential Portfolio Information available to any service provider (other than those named above) or to any rating agencies. The Advisors currently have ongoing arrangements to make Confidential Portfolio Information available the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
Proxy Edge	Proxy Voting	Daily	N/A
Institutional Shareholder Services (ISS)	Proxy Voting	Daily	N/A

The Funds’ President and the Manager’s Chief Compliance Officer (or persons designated by each of them), acting jointly, may grant exemptions to the policy with respect to Confidential Portfolio Information. Exemptions may be granted only if the above persons (or their designees) determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the Fund.

The Manager and the Advisor for each Fund have the primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Manager and Advisors must maintain such internal informational barriers as they believe are reasonably necessary for preventing unauthorized disclosure of Confidential Portfolio Information. The Funds’ Chief Compliance Officer shall confirm at least annually that the Manager’s and Advisors’ procedures and or processes are reasonably designed to comply with these portfolio holdings disclosure policies

The Funds’ are subadvised by Advisors who are not affiliated with the Manager. As a result, separate accounts or other investment companies managed by an Advisor may have investment objectives and strategies that are substantially similar or identical to a Fund’s investment objective and strategy and, therefore, may have portfolio holdings that identical to or substantially the same as the portfolio holdings of the subadvised Fund. Such separate accounts or other investment companies may be subject to different holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Funds exercises any control over such policies or disclosure.

Compliance with the Funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by the Manager in accordance with this policy or the exceptions permitted under the policy. The following changes to this policy would be subject to approval by the Board of Trustees: (i) any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed, (ii) any increase in the purposes for which such disclosure may be made; or (iii) a change from quarterly to more frequent public disclosure. Any such change, if material, would be reflected in a supplement to the Funds’ Statement of Additional Information

HOW TO INVEST

The procedures for purchasing shares are summarized in the Prospectus under the caption HOW TO INVEST.

The Fund has authorized on or more brokers to receive purchase and redemption orders on its behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Fund.

EXCHANGE OF SECURITIES FOR SHARES OF THE FUNDS. Applications to exchange common stocks for Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by the Funds will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

OPEN ACCOUNT SYSTEM. Under the Funds’ Open Account System all shares purchased are credited directly to your account in the designated Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1. You may make additional investments in a Fund by sending a check in U.S. dollars (made payable to “Quantitative Group of Funds”) to the Funds, by wire, or by online ACH transactions, as described under HOW TO INVEST in the Prospectus.

2. You may select one of the following distribution options which best fits your needs.

* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.

* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.

* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Sales charges

Ordinary Shares - Deferred Sales Charge. Ordinary Shares are subject to a 1.00% deferred sales charge at the time of redemption. The 1.00% deferred sales charge is imposed on the proceeds from all Ordinary Shares redeemed (including Ordinary Shares purchased through the reinvestment of dividend and capital gains distributions). The Distributor may pay a sales fee of 1.00% of the offering price to the dealer transmitting an order for Ordinary Shares, provided that the Ordinary Shares sold are subject to the 1.00% deferred sales charge. The Distributor may also pay the dealer a service fee for accounts serviced by the dealer based upon the service agreement between the Fund and the Broker.

Generally, the 1.00% deferred sales charge will not be imposed on accounts that are traded on a no-transaction fee (“NTF”) system platform. However, the 1.00% deferred sales change may be imposed on such accounts upon redemption or exchange of Fund shares held for less than 30 days.

Class A purchases not subject to sales charges — As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.

The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the prospectus due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Employer-sponsored retirement plans — As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares. Individual 403(b) plans may be treated as employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Quant Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other purchases — Pursuant to a determination of eligibility by a vice president or more senior officer of Quantitative Investment Advisors, Inc., or by his or her designee, Class A shares of the Quant Funds may be sold at net asset value to:

(1) current or retired directors, trustees, officers and certain lawyers who provide services to the funds managed by the Manager, current or retired employees and partners of the Manager and its affiliated companies, current or retired employees of the Advisors, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with a Quant fund through a merger, acquisition or exchange offer;

(4) insurance company separate accounts;

(5) an individual or entity with a substantial business relationship with the Manager or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of the Quant Funds; and

(7) full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates:

1.00% on amounts to $4 million,

0.50% on amounts over $4 million to $10 million and

0.25% on amounts over $10 million.

Commissions are based on cumulative investments and are not annually reset.

Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of Quant Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Distributor for the balance still outstanding.

The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing Quant Funds investments and any rollovers or transfers reasonably anticipated to be invested in the Quant Funds during the 13- month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

• individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below) or single-participant Keogh-type plan;

• business accounts solely controlled by you or your immediate family (for example, you own the entire business);

• trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

• endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

• for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

• made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

• for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

• for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

• for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see “Class A purchases not subject to sales charges” above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Quant Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the Quant Funds to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Quant Fund accounts.

CDSC waivers for Class A shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC. In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

• Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

• Redemptions through a systematic withdrawal plan (SWP) (see “Automatic withdrawals” under “Shareholder account services and privileges” below).

For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time. For purposes of this paragraph, “account” means your investment in a particular class of shares of all Quant Funds.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

Rollovers from retirement plans to IRAs

As noted in the prospectus, assets from retirement plans may be invested in Class A shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

• Rollovers to IRAs that are attributable to Quant Funds investments, if the plan’s assets were invested in Quant Funds at the time of distribution.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge. IRA rollover assets that are not attributable to Quant Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.

TAX DEFERRED RETIREMENT PLANS.

ACCOUNTS OFFERED BY THE FUNDS. The Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

•	Traditional Individual Retirement Accounts (IRAs)
•	Roth IRAs
•	Simplified Employee Pension Plans (SEP-IRAs)
•	Simple IRAs
•	403(b) Custodial Accounts

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of theses kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

IRAS. Investors may establish either regular IRA accounts, to which they may make contributions of up to $3,000 annually (or 100% of their earned income for the year, if less) or $3,500 if you are over fifty years old, or rollover IRAs, to which they may roll over or transfer assets from another preexisting IRA of the same kind. They also may establish conversion Roth IRAs (into which they may move assets from a traditional IRA), if they satisfy certain requirements; individuals will be subject to tax on the taxable amount moved from a traditional IRA to a Roth IRA at the time of the conversion. SEP-IRAs are traditional IRA accounts established pursuant to an employer-sponsored SEP plan; different contribution limits apply to SEP-IRAs. Simple IRAs are traditional IRA accounts established pursuant to an employer-sponsored Simple IRA plan; different contributions limits apply to Simple IRAs.

Contributions to a traditional IRA will be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are taxable as ordinary income. Contributions to a Roth IRA are not deductible. However, withdrawals may not be taxable if certain requirements are met. In either case, capital gains and income earned on Fund shares held in an IRA are not taxable as long as they are held in the IRA.

403(B)S. This kind of custodial account may be established by employees of certain educational and charitable organizations. A qualifying employee may make an election to defer salary, which is then contributed to the 403(b) account; these contributions held in a 403(b) account are not taxable as long as they are held in the account. A 403(b) holder generally will have taxable income only when he or she receives a distribution from the account; distributions are taxable as ordinary income.

OTHER RETIREMENT PLANS. Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

HOW TO MAKE EXCHANGES

The procedures for exchanging shares of one Fund for those of another are also described in the Prospectus under HOW TO MAKE EXCHANGES.

An exchange involves a redemption of all or a portion of shares of one class of a Fund and the investment of the redemption proceeds in shares of a like class in another Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Fund being acquired in accordance with the customary policy of that Fund for accepting investments.

The exchange of shares of one class of a Fund for shares of a like class of another Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Funds may discontinue offering shares of any Fund or any class of any Fund generally or in any particular State without notice to shareholders.

HOW TO REDEEM

The procedures for redeeming shares of a Fund are described in the Prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Funds will normally redeem shares for cash, however, the Funds reserve the right to pay the redemption price wholly or partially in kind if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Funds. The redemptions in kind will be selected by the Manager or Advisor in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. Any distribution in kind made by the Funds will be subject to the redemption fee as described in the Prospectus. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation” below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Quantitative Group of Funds. Shareholders who redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Funds may require additional documentation of a customary nature. Shareholders who have authorized the Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a $15.00 fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

EXCESSIVE TRADING. The Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Funds. See Excessive Trading in the prospectus for more information on the Funds’ policies.

REDEMPTION FEE. (Institutional Shares only) The Funds will deduct a redemption fee equal to 2% of the net asset value of Institutional Shares redeemed (including redemptions through the use of Fund exchange services) less than 61 days following the issuance of such Institutional Shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund. The redemption fee may be waived, modified or discontinued at any time or from time to time. For the fiscal year ended March 31, 2004, the Funds retained $0 in redemption fees.

CALCULATION OF NET ASSET VALUE

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the Nasdaq Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

The Emerging Markets and Foreign Value Funds may invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days. Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Funds’ Trustees (the “Trustees”). The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Fund is determined by its Advisor in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Funds’ net asset value. If events materially affecting the value of the Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Expenses of the Funds directly charged or attributable to any Fund will be paid from the assets of that Fund except that 12b-1 Plan expenses will not be borne by holders of Institutional Shares of the Funds and each class of shares of the Fund will bear its own transfer agency fees. General expenses of the Funds will be allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

PRICE OF SHARES

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Quant Fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., a Fund’s share price would still be determined as of 4:00 p.m.

Eastern time.

DISTRIBUTIONS

Each Fund will be treated as a separate entity for federal income tax purposes (see TAXATION) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Fund basis.

TAXATION

Each Fund intends to qualify annually as a “regulated investment company” (“RIC”) under the Code.

To qualify as a RIC, a Fund must (a) derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies certain payments with respect to securities loans or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, Government securities, securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities and securities of RICs); and (c) distribute at least 90% of its investment company taxable income (which includes interest, dividends, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3)

any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options futures, and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Alternatively, a Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it’s pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from

U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a fund fails to satisfy their holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

A Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PERFORMANCE MEASURES

Average Annual Total Rate of Return (1), (2), (3), (4)

(for the Fiscal Year Ended March 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
SMALL CAP FUND
Ordinary Shares	8.67%	1.48%	10.94%	13.87%	8/3/92
Ordinary Shares After Taxes on Distributions	8.11%	0.43%	8.27%	-
Ordinary Shares After Taxes on Distributions and Sales	6.38%	0.80%	7.92%	-
Institutional Shares	10.37%	2.21%	11.61%	12.72%	1/6/93
GROWTH AND INCOME FUND
Ordinary Shares	4.60%	-9.31%	8.72%	11.12%	5/6/85
Ordinary Shares After Taxes on Distributions	4.60%	-9.83%	6.23%	-
Ordinary Shares After Taxes on Distributions and Sales	2.99%	-7.53%	6.62%	-
Institutional Shares	6.17%	-8.68%	9.37%	9.61%	3/25/91
EMERGING MARKETS FUND
Ordinary Shares	14.73%	9.56%	7.59%	4.28%	9/30/94
Ordinary Shares After Taxes on Distributions	14.25%	9.42%	7.48%	-
Ordinary Shares After Taxes on Distributions and Sales	10.42%	8.32%	6.69%	-
Institutional Shares	16.42%	10.31%	N/A	7.22%	4/2/96
FOREIGN VALUE FUND
Ordinary Shares	19.78%	12.73%	N/A	8.13%	5/15/98
Ordinary Shares After Taxes on Distributions	19.48%	12.62%	N/A	-
Ordinary Shares After Taxes on Distributions and Sales	13.57%	11.17%	N/A	-
Institutional Shares	21.35%	13.23%	N/A	12.33%	12/18/98

(1)

Total return with all dividends and capital gains reinvested. The performance data quoted represents past performance. The investment return and principal value of a current investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

(2)

These results reflect the impact of a contractual 2.00% expense cap applicable to the Quantitative Small Cap Fund and Quantitative Growth and Income Fund, and a voluntary expense cap of 2.25% applicable to the Quantitative Emerging Markets Fund (which was terminated on September 30, 2005), as described in the Prospectus, and expense waivers and/or reimbursements applicable to the Funds. If the expenses had not been subsidized, where applicable, the performance would have been lower.

(3)

The return for the Ordinary Shares of the Funds takes into account a one percent (1%) deferred sales charge imposed at the time of redemption. For this reason, the numbers will differ from those in the Financial Highlights table. The deferred sales charge is not imposed in the case of redemptions of Institutional Shares, redemptions of involuntary redemptions, redemptions of Shares tendered for exchange and redemptions of Shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code or for certain other redemptions. (See HOW TO REDEEM in the Prospectus.)

(4)	Class A shares were first authorized but are not offered as of the date of this SAI thus no returns are available for the class.

From time to time, the Funds may advertise their performance in various ways. These methods include providing information on the returns of the Funds and comparing the performance of the Funds to relevant benchmarks. Performance will be stated in terms of total return. “Total return” figures are based on the historical performance of each Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Under the rules of the Securities and Exchange Commission (the “Commission”), funds advertising performance must include total return quotes, “T” below, calculated according to the following formula:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years (1, 5, or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the “n” year period (or fractional portion thereof) at the end of such period.

Under the rules of the Commission, funds advertising after-tax performance on distributions must include total return quotes, “T” below, calculated according to the following formula:

P(1+T)n = ATVD

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the “n” year period (or fractional portion thereof) after taxes on fund distributions but not after taxes on sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

Under the rules of the Commission, funds advertising after-tax performance on distributions and sales must include total return quotes, “T” below, calculated according to the following formula:

P(1+T)n = ATVDR

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and sales)

n = number of years

ATVDR = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the “n” year period (or fractional portion thereof) after taxes on fund distributions and sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

The average annual total return, the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sales will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods plus the time period since the effective date of the registration statement relating to the particular Fund. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating redeemable value, the deferred sales charge is deducted from the ending redeemable value and all dividends and distributions by the Fund are deemed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed on the Fund. The average annual total returns for the Funds as of December 31, 2003, the last calendar year end preceding the Prospectus and this SAI, are set forth in the Prospectus under the heading Fund Summaries in the section PERFORMANCE.

In reports to shareholders or other literature, the Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper, Inc. (Lipper) or Morningstar, Inc., widely recognized independent services that monitor the performance of mutual funds. In making such comparisons, the Funds may from time to time include a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to make a more accurate comparison to other measures of investment return. For such purposes, the Funds calculate their aggregate total return in the same manner as the above formula except that no deferred sales charges are deducted from the ending amount. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Funds, however, will disclose the maximum deferred sales charge and will also disclose that the performance data so quoted do not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative information will be given no greater prominence in such sales literature than the information prescribed under Commission rules. Performance information, rankings, ratings, published editorial comments and listings reported in national financial publications may also be used in computing performance of the Funds (if the Funds are listed in any such publication). Performance comparisons should not be considered as representative of the future performance of the Funds.

Independent statistical agencies measure the fund’s investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

LIPPER, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund’s historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund’s 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor’s and Moody’s Investor Service, Inc.

CDA/WIESENBERGER’S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-

year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund’s performance. The fund may from time to time refer to results published in various periodicals, including Barron’s, Financial World, Forbes, Fortune, Investor’s Business Daily, Kiplinger’s Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

MUTUAL FUNDS MAGAZINE, INC. publishes mutual fund rankings and is distributed monthly. Mutual Funds Magazine’s proprietary All-Star Ratings reflect historical risk-adjusted performance through a specific date and are subject to change. Overall ratings are calculated from the fund’s total return, with load-adjustments if applicable, relative to the volatility of its price fluctuations, over a minimum of two years and a maximum of ten years. Separate All-Star Ratings are also calculated for 1-, 3-, 5- and 10-year periods, as applicable. For all periods, the 20% of funds with the highest risk-adjusted returns receive Five Stars; the next highest 20% receive Four Stars, the next highest 20% receive Three Stars, etc.

THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor’s and Baa by Moody’s.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (non-callable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, Commission-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX is an index of approximately 700 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 900 equity securities issued by companies located in 21 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 550 equity securities issued by companies located in one of 16 European countries, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore. All values are expressed in U.S. dollars.

THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security’s growth orientation is determined by a composite score of the security’s price-to- book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.

THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security’s growth orientation is determined by a composite score of the security’s price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor’s or Aa by Moody’s and is frequently used as a general measure of the performance of fixed-income securities.

THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

STANDARD & POOR’S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

STANDARD & POOR’S 40 UTILITIES INDEX is an index of 40 utility stocks.

STANDARD & POOR’S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor’s 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor’s 500 Composite Stock Price Index.

THE QUANT FUNDS

The Trust was established in 1983 as a business trust under Massachusetts’ law. A copy of the Amended and Restated Declaration of Trust (as amended through July 19, 1993) amending and restating the Agreement and Declaration of Trust dated June 27, 1983, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into five series of shares, the Funds, each comprised of three (3) classes of shares: Class A shares, Ordinary Shares and Institutional Shares. There are no rights of conversion between shares of different Funds which are granted by the Amended and Restated Declaration of Trust, but holders of shares of a class of a Fund may exchange all or a portion of their shares for shares of a like class in another Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to another class of shares of the same or a different Fund.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees of the Funds have determined that a matter affects only the interest of one or more Funds, then only holders of shares of such Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Fund and filed with the Fund or by a vote of the holders of two-thirds of the outstanding shares of each Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Trust are entitled to receive the net assets of their Fund, but not of the other Funds. Shareholders have no preemptive rights. The Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

The Trust, Manager, the Advisors and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Trust which delegates responsibility for voting proxies to the Manager, subject to the Board’s continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Advisors that actually manage the assets of the Fund. The Manager and the Advisor have their own proxy voting policies and procedures, which the Board has reviewed. The Manager’s and the Advisors’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Funds and that the Manager or the Advisors will act in a prudent and diligent manner for the benefit of the Funds. The Manager’s and the Advisors’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of the Manager or the Advisors, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Effective August 31, 2004, information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available without charge upon request by contacting the Funds or via the Securities and Exchange Commission web site at http://www.sec.gov.

EXPERTS

The financial statements incorporated in the Prospectus by reference to the Funds’ Annual Report for the year ended March 31, 2005 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

APPENDIX A - VOTING POLICIES

QUANTITATIVE GROUP OF FUNDS

d/b/a QUANT FUNDS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted: July 23, 2003)

I. Quant Funds’ Policy Statement

Quantitative Group of Funds (d/b/a/ Quant Funds) (“Quant”) is firmly committed to ensuring that proxies relating to Quant’s portfolio securities are voted in the best interests of Quant’s shareholders. The following policies and procedures have been established to implement Quant’s proxy voting program.

II. Trust’s Proxy Voting Program

Quantitative Advisors serves as the investment manager of Quant’s portfolios. Quantitative Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Quant has delegated proxy voting responsibility to Quantitative Advisors. Because Quantitative Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Quant’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Quant’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. Quantitative Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Quantitative Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Quantitative Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV. Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Quant and Quantitative Advisors, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Quant and Quantitative Advisors such information and records with respect to proxies relating to Quant’s portfolio securities as required by law and as Quant or Quantitative Advisors may reasonably request.

V. Disclosure of Quant’s Proxy Voting Policies and Procedures and Voting Record

Quantitative Advisors, on behalf of Quant, will take reasonable steps as necessary to seek to ensure that Quant complies with all applicable laws and regulations relating to disclosure of Quant’s proxy voting policies and procedures and its proxy voting record. Quantitative Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Quant’s shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. Reports to Quant’s Board of Trustees

Quantitative Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Quant’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities and any other information requested by the Board of Trustees.

QUANTITATIVE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July 23, 2003; revised October 21, 2005)

Quantitative Advisors serves as the investment adviser to the series of the Quantitative Group of Funds (d/b/a Quant Funds) (each a “Fund” and together the “Funds”). In that capacity Quantitative Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Quantitative Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I. POLICY

In the typical course of Quantitative Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds. In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Quantitative Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Quantitative Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II. RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Quantitative Advisors, which consists of the members of Quantitative Advisors’ Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III. PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Quantitative Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV. CONFLICTS OF INTEREST

Quantitative Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A. Identifying Conflicts of Interest

The Proxy Committee will seek to identify Quantitative Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Quantitative Advisors’ senior management. The Proxy Committee may determine that Quantitative Advisors has a conflict of interest as a result of the following:

1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Quantitative Advisors, its members, officers or employees have a significant business relationship. Quantitative Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Quantitative Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Quantitative Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Quantitative Advisors votes the proxy. Employees of Quantitative Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Quantitative Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Quantitative Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Quantitative Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Quantitative Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

•

fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Quantitative Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Quantitative Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D. Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Quantitative Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Quantitative Advisors.

V. RECORDKEEPING AND DISCLOSURE

Quantitative Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Quantitative Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Quantitative Advisors casts on behalf of the Funds;

•	a copy of any document created by Quantitative Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of each written Fund request for information on how Quantitative Advisors voted proxies on behalf of the Funds; and

•	a copy of any written response by Quantitative Advisors to any Fund request for information on how Quantitative Advisors voted proxies on behalf of the requesting Fund.

Quantitative Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Quantitative Advisors voted their securities. Information about how the Funds securities were voted or a copy of Quantitative Advisors’ proxy voting policies and procedures free of charge by written request addressed to Quantitative Advisors.

Columbia Partners Proxy Voting Policy

A.	Introduction & Legal Requirements

Our policies are intended to meet our fiduciary duty to vote proxies on behalf of its client’s best interest, as defined in SEC rule 206(4)-6, Investment Advisers Act of 1940. In addition ERISA requirements are defined in the Department of Labor (DOL) Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

B.	Person Responsible

•	Institutional Shareholder Services (ISS) Proxy Voting Services, a subdivision of ISS, provides a quarterly summary of our proxy voting records, and issues.
•	The President oversees all proxy voting including proxy votes for private equity.
•	The Chief Compliance Officer is consulted on issues that may involve a conflict of interest.
•

An Account Activity Management Representative maintains a program to arrange for PVS to handle all proxy voting for CPIM’s clients, maintains lists of such clients, and maintains the on-line records of votes provided for each client by PVS.

C.	Policy

We have adopted PVS’ proxy voting guidelines because we believe they are based on sound theories of corporate governance and are in the best interest of our clients.

1.	Voting. Our public company’s proxies are voted by PVS. Proxies for private companies are voted by Columbia Partners, because PVS does not vote private equity proxies.

2.	Authority. We handle proxy voting only when our clients provide us with that authority.

3.	Client Best Interest. Our proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

4.

Conflicts of Interest. In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of one of our consultants. President will review the conflict with compliance and others, to resolve the issue. In any case, material conflicts are resolved in the best interest of clients where necessary,

5.	ERISA Accounts. Our responsibilities for voting ERISA accounts include: The duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

6.	Case-by-Case Basis. These are guidelines only.

7.	Client Direction. We generally do not respond to client directions to vote proxies in a manner that is different from our policies and procedures.

The following pages are a summary of the PVS proxy voting guidelines in the following categories:

•	Board of Directors

•	Proxy Contest Defenses
•	Auditors
•	Mergers and Acquisitions
•	Shareholder Rights
•	Capital Structure
•	Compensation
•	State of Incorporation

•	Corporate Responsibility & Accountability, Social, Environmental & Sustainability Issues

Board of Directors

•	Directors as a group Uncontested Elections: Based on performance record of company, independence, diversity, compensation, responsiveness to shareholders.
•

Individual Directors: CASE-BY-CASE basis. Also based on attendance at board meetings, independence, committee work, conflicts with other duties, Chapter 7 bankruptcy, SEC violations, and criminal investigations, interlocking directorships, compensation committee members related to egregious executive compensation; and performance.

•

Director Nominees in Contested Elections: CASE-BY-CASE basis. Also based on financial performance of company, track record, qualifications of director nominees, offerings for shareholders, whether proposals are realistic, equity ownership positions, and total impact on all stakeholders.

•	CEO Serving as Chairman: Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

•	Independent Directors: Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

•	Director Diversity: Support diversity.

•	Stock Ownership Requirements: Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

•	Board Structure: Vote AGAINST classified boards when the issue comes up for vote.

•	Limit Term of Office: Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

•	Cumulative Voting: Vote AGAINST proposals to eliminate cumulative voting. Vote FOR proposals to permit cumulative voting.
•	Director and Officer Indemnification and Liability Protection: Vote AGAINST proposals to limit or eliminate entirely certain director and officer liabilities.
•	Indemnification: Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses.

Proxy Contest Defenses

•

Poison Pills: Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

•	Greenmail: Vote FOR proposals to adopt an anti-greenmail provision.

•

Shareholder Ability to Remove Directors: Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

•

Shareholder Ability to Alter the Size of the Board: Vote FOR proposals that seek to fix the size of the board. Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

 Auditors

Auditor Ratification: Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees. WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees. Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

Mergers and Acquisitions

•

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account such factors as impact of the merger on shareholder value, anticipated financial and operating benefits realizable through combined synergies, offer price, financial viability, good faith, arms length negotiations, conflicts of interest, fairness opinion, changes in corporate governance and their impact on shareholder rights, and impact on community stakeholders and employees in both workforces.

•

Fair Price Provisions: Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

•

Corporate Restructuring: Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

•	Appraisal Rights: Vote FOR proposals to restore or provide shareholders with the right of appraisal.

•	Spin-offs: Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
•

Asset Sales: Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

•

Liquidations: Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Changing Corporate Name: Vote FOR changing the corporate name in all instances if proposed and supported by management.

 Shareholder Rights

•	Confidential Voting: Vote FOR confidential voting.

•

Shareholder Ability to Call Special Meetings: Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

•

Shareholder Ability to Act by Written Consent: Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

•

Equal Access: Vote FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

•

Unequal Voting Rights: Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

•	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws:
•

Supermajority Shareholder Vote Requirement to Approve Mergers: Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

•	Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

 Capital Structure

•

Common Stock Authorization: Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

•

Reverse Stock Splits: We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly.

•

Blank Check Preferred Authorization: Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights. Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase. Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

•	Adjust Par Value of Common Stock: Vote FOR management proposals to reduce the par value of common stock.

•

Preemptive Rights: Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

•

Debt Restructuring: We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider certain factor, including dilution, change in control, bankruptcy, and possible self-dealings. Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

Compensation

•

Stock Option Plans: In general, PVS considers executive and director compensation proxies on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review dilution, full market value, and repricing issues.

•	Stock Option Expensing: Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

•

OBRA-Related Compensation Proposals: Vote FOR amendments that place a cap on annual grants or amend administrative features. Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Add Performance-Based Goals: Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•

Amendments to Increase Shares and Retain Tax Deductions Under OBRA: Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

•

Approval of Cash or Cash-and-Stock Bonus Plans: Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year. Vote AGAINST plans that are deemed to be “excessive” because they are not justified by performance measures.

•	Performance Based Options: Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

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Shareholder Proposals to Limit Executive and Director Pay: Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits. Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. Review on a CASE-BY-CASE basis all other.

•	Golden and Tin Parachutes: Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification. Generally vote AGAINST all proposals to ratify golden parachutes. VOTE ON TIN PARACHUTES ON A CASE-BY-CASE BASIS.

•

Employee Stock Ownership Plans (ESOPs): Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed “excessive” (i.e. generally greater than five percent of outstanding shares).

Corporate Responsibility & Accountability, Social, Environmental And Sustainability Issues

•	Special Policy Review and Shareholder Advisory Committees: Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.
•

Military Sales: Generally support reports on foreign military sales and economic conversion of facilities. Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

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Political Contributions Reporting: Support proposals affirming political non-partisanship. Support reporting of political and political action committee (PAC) contributions. Support establishment of corporate political contributions guidelines and reporting provisions.

•	Equal Employment Opportunity and Other Work Place Practice Reporting Issues:

•	High-Performance Workplace: Generally support proposals that incorporate high-performance workplace standards.

•	Non-Discrimination in Retirement Benefits: Support non-discrimination in retirement benefits.

•	Fair Lending: Support compliance with fair-lending laws. Support reporting on overall lending policies and data.

•	CERES Principles: Vote FOR the adoption of the CERES Principles. Vote FOR adoption of reports to shareholders on environmental issues.

•	MacBride Principles: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

•

Contract Supplier Standards: We evaluate certain factors and favor policies that we believe help us comply with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections, by evaluating certain factors.

International Financial Related: Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

State of Incorporation

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Voting on State Takeover Statutes: We review on a CASE-BY-CASE basis. We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

•

Offshore Re-Incorporations & Tax Havens: For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis. When reviewing a proposed offshore move, we will consider certain factors. We will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

Polaris Capital Management, Inc.

Proxy Policy

Dated May 1, 2003

Polaris Capital Management, Inc. will vote all proxies delivered to it by the Custodian. The vote will be cast in such a manner, which, in our judgment, will enhance shareholder value. Polaris Capital Management, Inc. will not seek proxies.

Polaris Capital Management, Inc. does not endorse or participate in the practice of Securities Lending primarily because when shares are “lent” from the portfolio, the investment manager foregoes the right to vote the lent shares to whoever has borrowed the shares from the custodian bank. The “lent” shares can actually be used to vote against the wishes of the Investment Manager.

Polaris Capital Management, Inc. will generally comply with the following guidelines:

o	Routine Corporate Governance Issues: IA will vote in favor of management.

In certain cases PCM will vote in accordance with the guidelines of specific clients. For Taft-Hartley clients PCM would vote proxies using AFL-CIO Proxy

Voting Guidelines.

• Non-routine Corporate Governance Issues: IA will vote in favor of management.

In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, PCM generally votes against proposals that will increase shareholder dilution.

o	Country Specific Issues:

In general PCM will vote against management regarding the provision that allows management to issue shares during a hostile takeover.

The following records will kept for each client:

o	Copies of all proxy statements received

o A record of each vote the advisor cast on behalf of the client along with any notes or documents that was material to making a decision on how to vote a proxy on behalf of a client.

o A copy of each written client request for information on how the advisor voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of Polaris and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Manual and is available on request.

SSgA Funds Management, Inc.

Proxy Voting Procedures

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings.

FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine

items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies

Process

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms. In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional 1 Proxy Voting Policy 2 research and discussion or (ii) are not directly addressed by our policies.

These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants. In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy. Voting For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

Approval of auditors

•Directors’ and auditors’ compensation
•Directors’ liability and indemnification
•Discharge of board members and auditors Proxy Voting Policy
•Financial statements and allocation of income
•Dividend payouts that are greater than or equal to country and
•	industry standards
•Authorization of share repurchase programs
•General updating of or corrective amendments to charter •Change in Corporation Name •Elimination of cumulative voting

II.

Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights
•	Changes in capitalization authorization for stock splits,

III. Generally, SSgA votes against management on the following items,

which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders
•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
•	Elimination of Shareholders’ Right to Call Special Meetings
•	Establishment of classified boards of directors
•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
•	Excessive compensation
•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
•	Adjournment of Meeting to Solicit Additional Votes
•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy
•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis.

Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
•	Against offers when there are prospects for an enhanced bid or other bidders
•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value Shareholder

Proposals Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders
•

The establishment of annual elections of the board of directors unless the board is composed by a majority of Independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
•	Mandates that amendments to bylaws or charters have shareholder approval
•	Mandates that shareholder-rights plans be put to a vote or repealed
•	Establishment of confidential voting
•	Expansions to reporting of financial or compensation-related information, within reason
•	Repeals of various anti-takeover related provisions
•	Reduction or elimination of super-majority vote requirements
•	Repeals or prohibitions of “greenmail” provisions
•	“Opting-out” of business combination provisions
•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors
•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors
•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
•	Restoration of cumulative voting in the election of directors
•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions
•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

•	Proposal asking companies to adopt full tenure holding periods for their executives
•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

 Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures Proxy Voting Policy 6 are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. Through our membership in the Council of

Institutional Investors as well as our contact with corporate pension plans,

public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns. In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment

 Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches. Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts.

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee. When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict. In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping.

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PanAgora Asset Management, Inc.

PROXY VOTING POLICY

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its
Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how
PanAgora Asset Management voted the client’s
proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with  expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines. However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Manager of Corporate Actions for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may  determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. PanAgora votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

- Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities.*

-Approval of auditors*

- Directors’ and auditors’ compensation*

-Directors’ liability and indemnification*

- Discharge of board members and auditors

-Financial statements and allocation of income

- Dividend payouts that are greater than or equal to country and industry standards

-Authorization of share repurchase programs

-General updating of or corrective amendments to charter

-Change in Corporation Name

 * A supporting vote will be rendered unless there is information which does not appear to be in the best interest of the company’s shareholders (e.g. apparent conflicts of interest, excessive fees/compensation or other related matters).

II. PanAgora votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

- Capitalization changes which eliminate other classes of stock and voting rights

- Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing
authorization for non-U.S. companies

- Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

- Stock purchase plans with an exercise price of not less that 85%

of fair market value

- Stock option plans which are incentive based

and not excessive

- Other stock-based plans which are appropriately

-Adoption of anti-”greenmail” provisions (unless bundled with other charter or bylaw amendments, in which case evaluate on a case-by-case basis)

III. PanAgora votes against management on the following items, which have potentially substantial financial or best interest impact:

- Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

- Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
- Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or
effectively deter appropriate tender offers and other offers
-	Amendments to bylaws which would require super-majority
shareholder votes to pass or repeal certain provisions
- Elimination of Shareholders’ Right to Call Special Meetings -
Establishment of classified boards of directors

- Reincorporation in a state which has more stringent anti-takeover and related provisions - Shareholder rights plans that allow the board of directors to block
appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
-	Excessive compensation
- Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
- Adjournment of Meeting to Solicit Additional Votes - “Other
business as properly comes before the meeting” proposals
which extend “blank check” powers to those acting as proxy -
Proposals requesting re-election of insiders or affiliated
directors who serve on audit, compensation, and nominating
committees.
-	Elimination of cumulative voting

IV. PanAgora evaluates Mergers and Acquisitions related issues on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, PanAgora uses its discretion in order to maximize shareholder value. PanAgora generally votes as follows:

_ Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

- For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

- Against offers when there are prospects for an enhanced bid or other bidders - For proposals to restructure or liquidate closed end

Investment

funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. PanAgora believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. PanAgora votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

- Requirements that auditors attend the annual meeting of

shareholders - Establishment of an annual election of the board of directors

- Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

- Mandates that amendments to bylaws or charters have shareholder approval
- Mandates that shareholder-rights plans be put to a vote or repealed
- Establishment of confidential voting

- Expansions to reporting of financial or compensation-related information, within reason

- Repeals of various anti-takeover related provisions

- Reduction or elimination of super-majority vote requirements

- Repeals or prohibitions of “greenmail” provisions

- “Opting-out” of business combination provisions

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and

NASDAQ, PanAgora votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

- Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

- Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

- Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

- Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. PanAgora votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

-	Limits to tenure of directors
-	Requirements that candidates for directorships own large
amounts of stock before being eligible to be elected

- Restoration of cumulative voting in the election of directors

- Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

- Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

- Proposals which require inappropriate endorsements or corporate actions

- Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

- Proposal asking companies to adopt full tenure holding periods for their executives.

Shareholder Activism

We at PanAgora agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB  94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, PanAgora is able to promote the best interests of its fellow shareholders and its clients. The Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows PanAgora’s pre-determined policy would eliminate PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of  the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1) PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3) a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed
in writing to do so);

4) a copy of any document created by PanAgora that was material in making its voting decision or that memorializes

the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how PanAgora voted

the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Officer.